UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 30, 2006

Teleflex Incorporated
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-5353	23-1147939
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

155 South Limerick Road, Limerick, Pennsylvania		19468
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	610-948-5100

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On October 30, 2006, Teleflex Incorporated (the "Company") amended and restated its existing Credit Agreement, dated as of July 22, 2004 (the "Credit Agreement"), among the Company, the lenders party thereto and JPMorgan Chase Bank, as Administrative Agent. The Credit Agreement was amended primarily to extend the expiration date of the facility to October 30, 2011, to reduce interest rates on borrowings under the facility to levels consistent with current market rates and to increase the aggregate amount of additional borrowings the Company may request under the expansion feature of the Credit Agreement to $200 million, providing the Company with the ability to increase the aggregate principal amount available for borrowings under the Credit Agreement to $600 million.

A copy of the amended and restated Credit Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. The foregoing description is qualified in its entirety by reference to the full text of Exhibit 10.1.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above under Item 1.01 is incorporated into this Item 2.03 by reference.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

10.1 Amended and Restated Credit Agreement, dated October 30, 2006, between Teleflex Incorporated, the Lenders party thereto, JPMorgan Chase Bank, N.A., as Administrative Agent, JPMorgan Securities Inc. and Banc of America Securities LLC, as Joint Lead Arrangers and Joint Bookrunners, Bank of America, N.A., as Syndication Agent, and HSBC Bank USA, National Association, PNC Bank, National Association and Wachovia Bank, National Association, as Documentation Agents.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Teleflex Incorporated

November 3, 2006	By:	Martin S. Headley

Name: Martin S. Headley
Title: Executive Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

10.1	Amended and Restated Credit Agreement, dated October 30, 2006, between Teleflex Incorporated, the Lenders party thereto, JPMorgan Chase Bank, N.A., as Administrative Agent, JPMorgan Securities Inc. and Banc of America Securities LLC, as Joint Lead Arrangers and Joint Bookrunners, Bank of America, N.A., as Syndication Agent, and HSBC Bank USA, National Association, PNC Bank, National Association and Wachovia Bank, National Association, as Documentation Agents.